                                                                  EXHIBIT 99.2

                          DIVA SYSTEMS CORPORATION

                   [FORM OF NOTICE OF GUARANTEED DELIVERY]


     This form or one substantially equivalent hereto must be used to accept the offer for all outstanding 12 5/8% Senior Discount Notes due 2008, Series A (the "Old Notes") of DIVA Systems Corporation (the "Company") in exchange for the Company's 12 5/8% Senior Discount Notes due 2008, Series B made pursuant to the prospectus, dated ________, 199_ (the "Prospectus") and the related letter of transmittal (the "Letter of Transmittal"), if (i) certificates for Old Notes are not immediately available, (ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below on or prior to 5:00 P.M., New York City time, on the Expiration Date, or (iii) the procedures for delivery of the Old Notes through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") in accordance with DTC's Automated Tender Offer Program cannot be completed on a timely basis. See "The Exchange Offer--Procedures for Tendering" section in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.


                              THE BANK OF NEW YORK

By Registered or Certified         Facsimile Transmission            By Hand/Overnight Delivery:
         Mail:                             Number:
                                   Attn.: Ayikwei Aryeetey               The Bank of New York
   The Bank of New York            Reorganization Section                 101 Barclay Street
101 Barclay Street, Floor 7E           (212) 815-____                   Corporate Trust Services
  New York, New York  10286                                                     Window
     Attn.:  ___________       (For Eligible Institutions Only)              Ground Level
   Reorganization Section            Confirm by Telephone:              New York, New York 10286
                                       (212) 815-____                       Attn.:  ________
                                                                          Reorganization Section
                                   For Information Call:
                                       (212) 815-____

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount At Maturity of              If Old Notes will be delivered by
Old Notes Tendered:/1/                       book-entry transfer into Exchange
                                             Agent's account with The Depository
                                             Trust Company, provide account
                                             number:

$______________________________              Account Number_____________________


Certificate Nos. (if available):

_______________________________

Total Principal Amount at Maturity
Represented by Old Notes Certificate(s):

$______________________________

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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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______________________
        /1/ Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

X______________________________                 ______________________________

X______________________________                 ______________________________
 Signature(s) of Owner(s) or                    Date
 Authorized Signatory

Area Code and Telephone Number:______________________________

     Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):     ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

Capacity:    ___________________________________________________________________

Address(es): ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

                                   GUARANTEE

     The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that (i) the certificates representing the principal amount at maturity of Old Notes tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), any required signature guarantee and any other documents required by the Letter of Transmittal, or (ii) timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer; Delivery and Form" section of the Prospectus, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

__________________________________           __________________________________
          Name of Firm                               Authorized Signature

__________________________________           __________________________________
             Address                                        Title

__________________________________           Name:_____________________________
             Zip Code                                (Please Type or Print)

Area Code & Telephone No._________           Dated:____________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.